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                                                                    Exhibit 10v


                                AMENDMENT NO. 7
                                       TO
            BRUSH WELLMAN INC. SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (December 1, 1992 Restatement)
--------------------------------------------------------------------------------

         Brush Wellman Inc., an Ohio corporation, hereby adopts this Amendment No. 7 to the Brush Wellman Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (the "Plan").

                                       I.

               Section 1.6 of the Plan is amended to provide as follows:

         Section 1.6 - Company
         ---------------------

                  Brush Wellman Inc., an Ohio corporation, in respect of periods prior to the Effective Time and Brush Engineered Materials Inc., an Ohio corporation, in respect of periods from and after the Effective Time, and its corporate successors.

                                      II.

               Section 1.11 of the Plan is amended to provide as follows:

         Section 1.11 - Plan
         -------------------

                  The plan, the terms and provisions of which are herein set forth, and as it has been or may be amended or restated from time to time, designated as "The Brush Wellman Inc. Supplemental Retirement Benefit Plan" in respect of periods prior to the Effective Time and as "The Brush Engineered Materials Inc. Supplemental Retirement Benefit Plan" in respect of periods from and after the Effective Time.

                                      III.

               Section 1.16 of the Plan is amended to provide as follows:

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         Section 1.16 - Salaried Pension Plan
         ------------------------------------

                  The Brush Engineered Materials Inc. Pension Plan, formerly known as the Brush Wellman Inc. Pension Plan and the Brush Wellman Inc. Pension Plan for Salaried Employees, and except as otherwise provided herein or the context clearly requires otherwise as in effect with respect to a Participant as of the time in respect to which such term is used.

                                      IV.

               Section 1.17 of the Plan is amended to provide as follows:

         Section 1.17 - Savings Plan
         ---------------------------

                  The Brush Engineered Materials Inc. Savings and Investment Plan, formerly known as The Brush Wellman Inc. Savings and Investment Plan, and except as otherwise provided herein or the context clearly requires otherwise, as in effect with respect to a Participant as of the time in respect to which such term is used.

                                       V.

               Section 1.21 of the Plan is amended to provide as follows:

         Section 1.21 - Brush Pension Plan
         --------------------------------

                  In respect of periods prior to June 1, 2000 the Salaried Pension Plan, and in respect of periods from and after June 1, 2000 the provisions of the Salaried Pension Plan providing benefits for employment with Brush Engineered Materials Inc. and/or Brush Wellman Inc. (and not any other Employer or Related Company), and except as otherwise provided herein or the context clearly requires otherwise as in effect with respect to a Participant as of the time in respect to which such term is used.


                                      VI.

               Section 1.22 of the Plan is amended to provide as follows:

         Section 1.22 - TMI Pension Plan
         --------------------------------

                  In respect of periods prior to June 1, 2000 the Technical Materials, Inc. Pension Plan, and in respect of periods from and after June 1, 2000 the provisions of the


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         Salaried Pension Plan providing benefits for employment with Technical
         Materials Inc. (and not any other Employer or Related Company), and except as otherwise provided herein or the context clearly requires otherwise as in effect with respect to a Participant as of the time in respect to which such term is used.

                                      VII.

               Section 1.23 of the Plan is amended to provide as follows:

         Section 1.23 - WAM Pension Plan
         -------------------------------

                  In respect of periods prior to June 1, 2000 the Williams Advanced Materials Inc. Retirement Plan (a.k.a., Retirement Plan for Employees of Williams Advanced Materials Inc.), and in respect of periods from and after June 1, 2000 the provisions of the Salaried Pension Plan providing benefits for employment with Williams Advanced Materials Inc. (and not any other Employer or Related Company), and except as otherwise provided herein or the context clearly requires otherwise as in effect with respect to a Participant as of the time in respect to which such term is used.

                                     VIII.

               Article I of the Plan is amended by adding at the end thereof the following:

         Section 1.24 - Effective Time
         ------------------------------

                  The "Effective Time" as defined in that certain Agreement of Merger executed or to be executed by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc.


         Section 1.25 - Brush Wellman Inc. Key Employee Share Option Plan
         -----------------------------------------------------------------

                  The Brush Wellman Inc. Key Employee Share Option Plan or the Brush Engineered Materials Inc. Key Employee Share Option Plan.

         Section 1.26 - Employer
         -----------------------

                  The Company, and any Related Company that has adopted the Plan or that is deemed to have adopted the Plan as provided in Section 9.3.

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                                     IX.

                  A new Section 5.6 is added at the end of Article V of the Plan to provide as follows:

         Section 5.5 - Overriding Non-Duplication Provisions
         ----------------------------------------------------

                  Notwithstanding any other provision (including any schedule described in Section 9.6 or other schedule to the Plan), in no event shall there be any duplication of benefits under the Plan with respect to the Brush Pension Plan, the TMI Pension Plan, and/or the WAM Pension Plan or otherwise under the Plan.

                                       X.

               Section 9.2 of the Plan is amended to provide as follows:

         Section 9.2 - Right to Benefits
         --------------------------------

                  The sole interest of each Participant and Beneficiary or anyone claiming through them under the Plan shall be to receive the benefits provided herein as and when the same shall become due and payable in accordance with the terms thereof and neither any Participant nor any Beneficiary nor anyone claiming through them shall have any right, title or interest or preferred claim in or to any of the assets of the Company, as Employer, or a Related Company. No liability for the payment of benefits under the Plan shall be imposed upon any officer, director, employee, or stockholder of the Company, as Employer, or a Related Company.

                  The Company may establish a trust to hold property that may be used to pay benefits under the Plan (hereinafter referred to as the "Trust"). The Trust shall be intended to be a grantor trust, within the meaning of Section 671 of the Code, of which the Company is the grantor, and the Plan is to be construed in accordance with that intention. Notwithstanding any other provision of the Plan, the assets of the Trust will remain the property of the Company and will be subject to the claims of creditors in the event of bankruptcy or insolvency, as provided in the trust agreement governing the Trust. No Participant or Beneficiary or person claiming through a Participant or Beneficiary will have any priority claim on the assets of the Trust or any security interest or other right superior to the rights of a general creditor of the Company or an Employer, as provided in the trust agreement governing the Trust.

                  Subject to the following provisions of this Section 9.2, all benefits under this Plan shall be paid by the Participant's Employer(s) from its general assets and/or the assets of the Trust, which assets shall, at all times, remain subject to the claims of

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         creditors, as provided in the trust agreement governing the Trust, No
         Employer, other than the Company as provided below, shall have any obligation to pay benefits hereunder in respect of any Participant who is not an employee or former employee of such Employer. The obligation of each Employer hereunder in respect of any Participant shall be limited to Plan benefits accrued with respect to employment with that Employer as determined in good faith by the Company. With respect only to a Participant who has properly executed and filed with Brush Wellman Inc. a consent substantially in the form of Exhibit I attached hereto and made a part hereof, if an Employer shall fail to make or cause to be made any benefit payment hereunder when due the Company shall promptly make such benefit payment from its general assets and/or the assets of the Trust.


                                      XI.

               Section 9.3 of the Plan is amended to provide as follows:

         Section 9.3 - Employers; Adoption of Plan by Related Companies
         ---------------------------------------------------------------

                  Any Related Company may adopt the Plan with the consent of the Board if it executes an instrument evidencing its adoption of the Plan or order of its board of directors and files a copy thereof with the Company. Such instrument of adoption may be subject to such terms and conditions as the Board requires or approves. Notwithstanding the foregoing, no such instrument of adoption shall be required of Brush Engineered Materials Inc., Brush Wellman Inc., Technical Materials, Inc. or Williams Advanced Materials Inc., and each of such corporations shall be conclusively deemed to have adopted the Plan.

                                      XII.

         Schedule I of the Plan is amended by replacing the term "Salaried Pension Plan" in each place it appears therein with the term "Brush Pension Plan".

                                     XIII.

         Notwithstanding anything to the contrary herein contained, any and all designations and appointments made by the Board of Directors of Brush Wellman Inc. or the Committee provided for in Article VII of the Plan prior to the "Effective Time" (as hereinafter


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defined) that remain in force and effect immediately prior to the Effective
Time shall continue in force and effect subsequent to the Effective Time until such designations and appointments terminate by their express terms or are terminated by the Board of Directors or the Organization and Compensation Committee of Brush Engineered Materials Inc. or otherwise in accordance with the Plan.

                                      XIV.

         The amendments provided for in Sections I, II, III, IV, VIII, X and XIII hereof shall be effective as of the "Effective Time" as defined in that certain Agreement of Merger executed or to be executed by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc.(the "Effective Time"). Section XI shall be effective with respect to Brush Engineered Materials Inc. and Brush Wellman Inc. as of the Effective Time. In all other cases, the amendments provided for herein shall be effective as of June 1, 2000.

         Executed at Cleveland, Ohio, this ___ day of _________, 2000.



                                                BRUSH WELLMAN INC.



                                                By:___________________________
                                                   Title:

                                                And:__________________________
                                                    Title:


         Effective as of the "Effective Time" (as hereinbefore defined), Brush Engineered Materials Inc. hereby assumes the status of the "Company" under the Plan.

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